Exhibit 99.1

Enjoy Technology Announces Chief Financial Officer Transition

April 11, 2022 – PALO ALTO, Calif. – Enjoy Technology, Inc. (“Enjoy” or the “Company”) (NASDAQ: ENJY), a technology-powered service platform reinventing “Commerce at Home,” today announced that Fareed Khan, Chief Financial Officer, has decided to depart the Company to pursue other opportunities, and Cal Hoagland, an experienced CFO, will join Enjoy as Interim Chief Financial Officer. Mr. Khan will remain with Enjoy through the end of April and assist with the transition. Enjoy intends to launch a comprehensive search for a successor.

“Fareed has been a valued colleague through a pivotal time in Enjoy’s development and was instrumental as we scaled our business, introduced innovative new services and became a public company,” said Ron Johnson, Enjoy Chief Executive Officer. “Fareed has decided that now is the right time to pursue other opportunities. I am so grateful for Fareed’s many contributions to Enjoy and I wish him the very best in his future endeavors.”

Continued Mr. Johnson, “Our team has known Cal for some time and we are pleased he will be supporting Enjoy in this role. He brings decades of CFO experience to this position and I believe his financial acumen, accounting expertise and track record with growth-oriented companies like Enjoy will be strong assets to our team during this transition. We believe we are fortunate to have Cal step into this role and support Enjoy as we execute our plan, deliver results for our partners and continue our growth and expansion.”

About Enjoy Technology

Enjoy Technology, Inc. (Nasdaq: ENJY) is a technology-powered platform reinventing “Commerce at Home” to bring the best of the store directly to the customer. Enjoy has formed multi-year commercial relationships with the world’s leading consumer brands to bring the products, services and subscriptions their customers love through the door directly in the comfort and convenience of their homes. Co-founded by former Apple executive Ron Johnson, Enjoy has pioneered a new retail experience that can do everything a traditional retail experience offers, but better, through its mobile stores. Enjoy currently operates in the United States, Canada and the United Kingdom. Headquartered in Palo Alto, CA, Enjoy is leading the reinvention of “Commerce at Home.” To learn more about Enjoy, please visit: www.enjoy.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements regarding our future financial and operating performance. These statements are based on Enjoy’s current expectations, assumptions, estimates and projections. These statements involve known and unknown risks, uncertainties and other important factors that may cause Enjoy’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions regarding Enjoy’s business, the economy and other future conditions. In some cases, you can identify forward-looking statements by terms such as “intend,” “believe,” “expect,” “will,” or the negative of these terms or other similar expressions. Many factors could cause actual future events to differ materially from the forward-looking statements in this letter, including, without limitation, those factors described in Enjoy’s filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. New risks and uncertainties arise over time, and it is not possible for Enjoy to predict those events or how they may affect Enjoy. If a change to the events and circumstances reflected in Enjoy’s forward-looking statements occurs, Enjoy’s business, financial condition and operating results may vary materially from those expressed in Enjoy’s forward-looking statements. Except as required by applicable law, Enjoy does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

Investors

Heather Davis

Vice President of Investor Relations

heather.davis@enjoy.com

612-308-3222

Media

Abernathy MacGregor

Tom Johnson and Dan Scorpio

tbj@abmac.com / dps@abmac.com

917-747-6990 / 646-899-8118